Innovator U.S. Small Cap Power Buffer ETF - October
Schedule of Investments
July 31, 2025 (Unaudited)

PURCHASED OPTIONS - 100.4%(a)	Notional Amount	Contracts	Value
Call Options - 96.9%			$–
iShares Russell 2000 ETF, Expiration: 09/30/2025; Exercise Price: $2.21 (b)(c)(d)	$100,327,047	4,573	$99,078,664

Put Options - 3.5%			$–
iShares Russell 2000 ETF, Expiration: 09/30/2025; Exercise Price: $220.89 (b)(c)(d)	100,327,047	4,573	3,617,929
TOTAL PURCHASED OPTIONS (Cost $106,344,977)			$102,696,593

TOTAL INVESTMENTS - 100.4% (Cost $106,344,977)			$102,696,593
Money Market Deposit Account - 0.3% (e)			313,100
Liabilities in Excess of Other Assets - (0.7)%			(697,795)
TOTAL NET ASSETS - 100.0%			$102,311,898
two			–%
Percentages are stated as a percent of net assets.			–%

(a)	Non-income producing security.
(b)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(c)	Exchange-traded.
(d)	100 shares per contract.
(e)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of July 31, 2025 was 4.20%.

Innovator U.S. Small Cap Power Buffer ETF - October
Schedule of Written Options
July 31, 2025 (Unaudited)

WRITTEN OPTIONS - (0.6)%	Notional Amount	Contracts	Value
Call Options - (0.1)%
iShares Russell 2000 ETF, Expiration: 09/30/2025; Exercise Price: $258.22 (a)(b)	$(100,327,047)	(4,573)	$(97,771)

Put Options - (0.5)%
iShares Russell 2000 ETF, Expiration: 09/30/2025; Exercise Price: $187.76 (a)(b)	(100,327,047)	(4,573)	(528,318)
TOTAL WRITTEN OPTIONS (Premiums received $5,578,854)			$(626,089)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of July 31, 2025 (Unaudited)

Innovator U.S. Small Cap Power Buffer ETF - October (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	$–	$102,696,593	$–	$102,696,593
Total Investments	$–	$102,696,593	$–	$102,696,593

Liabilities:
Investments:
Written Options	$–	$(626,089)	$–	$(626,089)
Total Investments	$–	$(626,089)	$–	$(626,089)

Refer to the Schedule of Investments for further disaggregation of investment categories.

Allocation of Portfolio Holdings as of July 31, 2025 (% of Net Assets)

Purchased Options	$102,696,593	100.4%
Written Options	(626,089)	(0.6)
Money Market Deposit Account	313,100	0.3
Liabilities in Excess of Other Assets	(71,706)	(0.1)
	$102,311,898	100.0%